AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED APRIL 10, 2013

TO THE

PROSPECTUS DATED APRIL 1, 2013

STOCK FUND

 (TICKER SYMBOL:  ISFRX)

INTERNATIONAL ALPHA STRATEGIES FUND

 (TICKER SYMBOL:  IAFRX)

U.S. INFLATION-INDEXED FUND

 (TICKER SYMBOLS:  FRIHX, AIIPX)

This supplement to the Prospectus dated April 1, 2013, for the American Independence Funds Trust, updates certain information in the Prospectus with respect to the Class R shares of the Stock Fund, International Alpha Strategies Fund and U.S. Inflation-Indexed Fund (the “Funds”), each a series of the Trust.

Please be advised that the Class R shares for the Stock Fund, International Alpha Strategies Fund and U.S. Inflation-Indexed Fund are currently not available for sale. Premier Class shares for the U.S. Inflation-Indexed Fund have commenced operations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE